Income Taxes (Current and Deferred Portions of Net Income Tax Expense) (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
Current
U.S.	$ 66,670	$ 59,591	$ 43,794
State	5,118	5,272	3,709
Foreign			58
Total current taxes	71,788	64,863	47,561
Deferred
U.S.	10,555	3,794	(2,733)
State	64	(252)	(389)
Total deferred taxes	10,619	3,542	(3,122)
Total income taxes	$ 82,407	$ 68,405	$ 44,439